EXHIBIT 99.2






                             PERFISANS HOLDINGS INC.

                        (A DEVELOPMENT STAGE ENTERPRISE)

                         REVISED PRO-FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2003

                        (AMOUNTS EXPRESSED IN US DOLLARS)

                                   (UNAUDITED)

                             PERFISANS HOLDINGS INC.

                        (A DEVELOPMENT STAGE ENTERPRISE)

                         REVISED PRO-FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2003

                        (AMOUNTS EXPRESSED IN US DOLLARS)

                                   (UNAUDITED)



                                TABLE OF CONTENTS


 Revised Pro-forma Consolidated Balance Sheets                            1 - 2


 Revised Pro-forma Consolidated Statements of Operations                       3


 Notes to Revised Pro-forma Consolidated Financial Statements             4 - 5

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
REVISED PRO-FORMA CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2003
(UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLARS)

                                                                                     Proforma        Pro-forma
                                              Perfisans         Griffin           Adjustments     consolidated

                                                     $               $                     $                $
                                             (restated)
                                 ASSETS

   CURRENT ASSETS

       Cash and cash equivalents                825,975              --     a)        377,050        1,203,025
       Accounts receivable                       25,258              --                   --            25,258
       Prepaid expenses and deposits             30,465              --                   --            30,465
                                              ---------           ------              -------        ---------


                                                881,698              --               377,050        1,258,748

PROPERTY, PLANT AND
       EQUIPMENT                                120,764              --                   --           120,764

   INTELLECTUAL PROPERTY                              1              --                   --                 1
                                              ---------           ------              -------        ---------


























                                              1,002,463              --               377,050        1,379,513
                                              =========           ======              =======        =========

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
REVISED PRO-FORMA CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2003
(UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLARS)


                                                                                     Proforma        Pro-forma
                                              Perfisans         Griffin           Adjustments     consolidated

                                                     $               $                     $                $
                                             (restated)
                               LIABILITIES

   CURRENT LIABILITIES
       Accounts payable and
       accrued liabilities                      345,836          12,557    c)        (12,557)          345,836
       Current portion of long-term debt         41,977             --                   --             41,977
       Note payable                                  --          28,037    c)        (28,037)              --
                                             ----------      ----------           ----------        ----------

                                                387,813          40,594              (40,594)          387,813

   LONG-TERM DEBT                                   --              --                   --               --

   LOAN FROM A SHAREHOLDER                      361,597             --                   --            361,597
                                             ----------      ----------           ----------        ----------
                                                749,410          40,594              (40,594)          749,410
                                             ----------      ----------           ----------        ----------


                STOCKHOLDERS' EQUITY

   CAPITAL STOCK                              3,489,810           8,669    a)        737,050            37,661
                                                                           b)         (5,964)
                                                                           c)         18,373
                                                                           d)         (2,500)
                                                                           f)     (4,207,777)

   CONTRIBUTED SURPLUS                        1,877,974             --     g)     (1,877,974)              --

   ADDITIONAL PAID-IN-CAPITAL                       --        2,562,746    b)          5,964         6,067,173
                                                                           c)         22,221
                                                                           d)          2,500
                                                                           e)     (2,612,009)
                                                                           f)      4,207,777
                                                                           g)      1,877,974
   ACCUMULATED OTHER
       COMPREHENSIVE LOSS                       (40,013)            --                   --            (40,013)

   DEFICIT, ACCUMULATED DURING
      THE DEVELOPMENT STAGE                  (5,074,718)     (2,612,009)   a)       (360,000)       (5,434,718)

                                                                           e)      2,612,009
                                             ----------      ----------           ----------        ----------


                                                253,053         (40,594)             417,644           630,103

                                             ----------      ----------           ----------        ----------


                                              1,002,463             --               377,050         1,379,513
                                             ==========      ==========           ==========        ==========

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
REVISED PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2003
(UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLARS)

                                                                                                     Pro-forma
                                                                  Perfisans           Griffin     consolidated
                                                                         $                 $                $
                                                                 (restated)

       REVENUE                                                         --                --               --
                                                                ----------           -------      -----------

       OPERATING EXPENSES


           General and administration                              480,833            17,223          498,056
           Management salaries                                     150,000               --           150,000
           Stock-based compensation                                397,397               --           397,397
           Interest                                                  1,788               --             1,788
           Amortization                                             66,998               --            66,998
                                                                ----------           -------      -----------
       TOTAL OPERATING EXPENSES                                  1,097,016            17,223        1,114,239
                                                                ----------           -------      -----------
       OPERATING LOSS                                           (1,097,016)              --        (1,114,239)

           Other income                                              1,144               --             1,144
                                                                ----------           -------      -----------
       NET LOSS                                                 (1,095,872)          (17,223)      (1,113,095)
                                                                ==========           =======      ===========


       Net loss per share, basic and diluted                                                      $     (0.03)
                                                                                                  ===========

       Weighted average common shares outstanding                                                  37,660,239
                                                                                                  ===========


PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO REVISED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
(UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLARS)




     1.   Securities Exchange Agreement and Reverse Acquisition

          On December 19, 2003, Griffin Industries, Inc. ("Griffin"), a publicly traded company, entered into a Securities Exchange Agreement with Perfisans Networks Corporation, a Canadian corporation ("Perfisans"). In exchange for the acquisition of the 100% interest in Perfisans, the shareholders of Perfisans were issued a total of 32,942,967 Common shares of Griffin. Following the share exchange, the former shareholders of Perfisans hold 87.5% of the 37,660,189 shares of common stock of Griffin. Consequently, even though Griffin is the legal acquirer, this transaction will be treated as an acquisition of Griffin by Perfisans and as a recapitalization by Perfisans for accounting purposes.

          As part of this transaction, the company changed its name from Griffin Industries, Inc. to Perfisans Holdings, Inc. Accordingly, these financial statements are titled Perfisans Holdings, Inc.


     2.   Pro-forma Financial Statements

          The unaudited pro-forma consolidated financial statements are provided for information purposes only and do not purport to represent what the consolidated financial statements and results of operations would have been had the acquisition and recapitalization in fact occurred on the dates indicated. The unaudited pro-forma consolidated balance sheets represent the financial position of Perfisans and Griffin as of September 30, 2003. The unaudited pro-forma consolidated statements of operations give effect to the proposed recapitalization of Perfisans and Griffin for the period ended September 30, 2003 assuming the merger occurred in the earliest period. The unaudited pro-forma consolidated financial statements are presented for illustrative purposes only. The pro-forma adjustments are based upon available information and assumptions that management believes are reasonable.

          There are no intercompany transactions between Perfisans and Griffin during the period presented.


     3.   Pro-forma Adjustments

          The unaudited consolidated financial statements include the following adjustments:

          a) Adjustment to reflect issuance of 2,993,625 Perfisans shares subsequent to September 30, 2003 and prior to December 19, 2003. Consideration received for these shares was $377,050 cash (net of issue costs) and $360,000 for services rendered.

          b)   Adjustment to reflect 30:1 reverse split of Griffin shares.

          c) Adjustment to reflect the issuance of 4,637,898 Griffin shares to settle all of Griffin's liabilities.

PERFISANS HOLDINGS INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO REVISED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
(UNAUDITED)
(AMOUNTS EXPRESSED IN US DOLLARS)




     3.   Pro-forma Adjustments (cont'd)

          d)   Adjustment  to  reflect   cancellation   of  all  issued  Griffin
               preferred stock.

          e)   Adjustment to reflect reverse acquisition.

          f)   Adjustment to reflect capital stock at par value.

          g)   Adjustment  to  reclassify   contributed  surplus  to  additional
               paid-in capital.


       4. CAPITAL STOCK

           Authorized

           5,000,000 Preferred stock, $0.001 par value
           50,000,000 Common stock, $0.001 par value

                                                                                 Number of
                                                                             COMMON SHARES              AMOUNT
                                                                             -------------         -----------
                                                                                                            $

           Balance, prior to pro-forma adjustments                               6,169,633               6,170
           Issuance of Perfisans shares                                                --            1,796,175
           30:1 Reverse split                                                   (5,963,979)             (5,964)
           Issuance of shares to settle liabilities                              4,637,898              18,373
           Pursuant to reverse acquisition                                      32,942,967                 --
           Cancellation of Common stock in connection with the
                reverse acquisition                                               (126,330)                --
           Adjustment to par value                                                     --           (1,777,093)
                                                                             -------------         -----------


           Balance, subsequent to pro-forma adjustments                         37,660,189              37,661
                                                                             =============         ===========


           The   outstanding   Preferred   stock  was  cancelled  prior  to  the
recapitalization.